SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 10, 2003


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-10323                  74-2099724
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                     77002
(Address of principal executive offices)                         (Zip Code)


                                 (713) 324-2950
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-67886) of Continental Airlines, Inc. The Registration Statement and the final Prospectus Supplement, dated December 3, 2003, to the Prospectus, dated August 23, 2001, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 2003-ERJ1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


December 23, 2003                        By /s/ JENNIFER L. VOGEL
                                            ------------------------------------
                                            Jennifer L. Vogel
                                            Senior Vice President, General
                                            Counsel and Secretary

                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated December 3, 2003, among Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, Citibank, N.A., as Depositary, Embraer-Empresa Brasileira de Aeronautica S.A. and Continental Airlines, Inc.

4.1 Trust Supplement No. 2003-ERJ1, dated as of December 10, 2003, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.2 Revolving Credit Agreement (2003-ERJ1), dated as of December 10, 2003, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Citibank, N.A., as Liquidity Provider

4.3 Revolving Credit Agreement (2003-ERJ1), dated as of December 19, 2003, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Credit Lyonnais, New York Branch, as Liquidity Provider (replacement for the Revolving Credit Agreement filed as Exhibit 4.2)

4.4 Intercreditor Agreement, dated as of December 10, 2003, among Wilmington Trust Company, as Trustee, Citibank N.A., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.5 Deposit Agreement, dated as of December 10, 2003, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Citibank, N.A., as Depositary

4.6 Escrow and Paying Agent Agreement, dated as of December 10, 2003, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.7 Note Purchase Agreement, dated as of December 10, 2003, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Subordination Agent and Paying Agent, and Wells Fargo Bank Northwest, National Association, as Escrow Agent

4.8 Form of Participation Agreement (Participation Agreement among Continental Airlines, Inc., as Lessee, Refine, Inc., as Owner Participant, Wells Fargo Bank Northwest, National Association, as Owner Trustee and Lessor, Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee, and Embraer-Empresa Brasileira de Aeronautica S.A.) (Exhibit A to Note Purchase Agreement)

4.9 Form of Lease (Lease between Wells Fargo Bank Northwest, National Association, as Owner Trustee and Lessor, and Continental Airlines, Inc., as Lessee) (Exhibit B to Note Purchase Agreement)

4.10 Form of Indenture (Trust Indenture and Mortgage between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and Wilmington Trust Company, as Mortgagee) (Exhibit C to Note Purchase Agreement)

4.11 Form of Trust Agreement (Amended and Restated Trust Agreement between Refine, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee) (Exhibit E to Note Purchase Agreement)

4.12 7.875% Continental Airlines Pass Through Certificate, Series 2003-ERJ1, Certificate No. 1

23.1  Consent of Aviation Specialists Group, Inc., dated December 1, 2003

23.2  Consent of AvSolutions, Inc., dated December 1, 2003

23.3  Consent of BK Associates, Inc., dated December 1, 2003